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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                                  May 31, 2002

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 8, 2002, relating to the financial statements of The Exploration Company of Delaware, Inc. (the "Company"), which were included in the Company's Annual Report on Form 10-K, for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                             AKIN, DOHERTY, KLEIN & FEUGE, P.C.
                                             8610 N. New Braunfels Ave.
                                             San Antonio, Texas 78217



                                             /s/ Thomas A.  Akin
                                             ----------------------------------
                                             Thomas A.  Akin, Partner